                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 13, 1998
                                                  ------------------------------


                        HALL, KINION & ASSOCIATES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                    0-22869                  77-0337705
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)


19925 Stevens Creek Boulevard, Suite 180, Cupertino, California          95014
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(Address of Principal Executive Offices)                             (Zip Code)


Company's telephone number, including area code   (408) 863-5600
                                                --------------------------------

Same
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        (Former name or Former Address, if Changed Since Last Report.)
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ITEM 2.   ACQUISITION OF ASSETS.

     (a) On January 13, 1998, pursuant to a Stock Purchase Agreement, dated December 20, 1997 (the "Stock Purchase Agreement"), by and among Hall, Kinion & Associates, Inc., a Delaware corporation (the "Registrant"), Group-Ipex Inc., a California corporation ("Ipex"), and Lalit M. Kapoor and Satindra Kapoor (collectively, the "Shareholders"), the Registrant acquired all of the outstanding capital stock of Ipex (the "Shares") from the Shareholders.

          Pursuant to the terms of the Stock Purchase Agreement, the Registrant paid or caused to be paid to the Shareholders $6,175,000 in cash and issued and delivered to the Shareholders 46,285 shares of common stock of the Registrant for the Shares. Under the terms of the Stock Purchase Agreement, the Shareholders may also receive additional cash consideration of up to an aggregate of $3,375,000 payable in accordance with certain performance objectives as described in Section 1.6 of the Stock Purchase Agreement. The amount and nature of the consideration was determined by arms-length negotiation among the parties.

          At the time of the acquisition, there was no material relationship between Ipex (including its officers, directors and shareholders) and the Registrant or any of its affiliates, or any director or officer of the Registrant, or any associate of any such director or officer of the Registrant.

          The Registrant used the proceeds obtained from its initial public offering of common stock to pay the cash portion of the consideration for the Shares.

          The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1
                                                                    -----------
and incorporated herein by reference.

     (b) At the time of the acquisition, Ipex was engaged in the information technology staffing business, which it operated from one facility in Lafayette, California. The Registrant presently intends to continue to engage in the same business in substantially the same manner and for the same purposes.
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          No financial statements are required to be filed in connection with the acquisition.

     (c)  Exhibits:

          Exhibit
          Number    Description
          -------   -----------
          2.1       Stock Purchase Agreement, dated December 20, 1997, by and
                    among Hall, Kinion & Associates, Inc., Group-Ipex Inc., and
                    Lalit M. Kapoor and Satindra Kapoor.*



* Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to this Stock Purchase Agreement have been omitted. Such exhibits and schedules will be submitted to the Securities and Exchange Commission upon request.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HALL, KINION & ASSOCIATES, INC.

Date:  January 26, 1998      By:     /s/ Martin A. Kropelnicki
                                     ----------------------------------------
                                     Martin A. Kropelnicki
                                     Vice President, Chief Financial Officer
                                      and Secretary

                                 EXHIBIT INDEX

                                                                   Sequentially
Exhibit                                                                Numbered
Number    Description                                                      Page
------    -----------                                                      ----

2.1 Stock Purchase Agreement dated December 20, 1997 by and among Hall, Kinion & Associates, Inc., Group-Ipex Inc., and Lalit M. Kapoor and Satindra Kapoor.*



*Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to this Stock Purchase Agreement have been omitted. Such exhibits and schedules will be submitted to the Securities and Exchange Commission upon request.